Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act, including but not limited to statements related to our outlook for Q1 and full year 2026, and other financial and business goals. Forward-looking statements are based on our expectations as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. Actual results could materially differ because of such factors or circumstances, which include those described in our fourth quarter 2025 earnings release. You should carefully consider these factors as well as the risks and uncertainties outlined in greater detail in the Risk Factors sections of our 2025 Form 10-K and our other SEC filings before making any investment decision with respect to our common stock. These factors, individually or in the aggregate, may cause our actual results to differ materially from our expected and historical results. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law. Industry Data This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. While we believe the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Non-GAAP Financial Measures This presentation includes certain non-GAAP measures not based on generally accepted accounting principles. For more information and for reconciliations between GAAP and these non-GAAP measures, see the appendix to this presentation. 2©2026 InterDigital, Inc. All Rights Reserved.

Agenda Q4 Financial & Business Highlights FY25 Financial & Business Highlights Q1 and FY26 Outlook Background on InterDigital Appendix 3©2026 InterDigital, Inc. All Rights Reserved.

Q4 Financial Highlights  Revenue, Adj. EBITDAa and Diluted EPS exceed the top end of guidance range  Annualized Recurring Revenueb (ARR) up 24% YoY to $582 million  Smartphone ARRb up 29% to $491 million (all-time high)  Adj. EBITDAa of $88 million  Adj. EBITDA margina of 56%  Free cash flowa of $48 million  Return of capital of $54 million, including $36 million of share repurchases a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations b Please see appendix for a description of this metric and how it is calculated 5©2026 InterDigital, Inc. All Rights Reserved.

Recent Business Highlights  Renewed our license with Xiaomi  Signed a new license with LG Electronics covering digital TVs and computer display monitors  Signed a new CE device license agreement with a significant social media company  Awarded two injunctions against Disney by a court in Germany  Launched enforcement proceedings against Amazon  Named America’s #1 most successful mid-cap company by Forbes 6©2026 InterDigital, Inc. All Rights Reserved.

Q1’26 License Agreement With LG Electronics  Multi-year agreement licenses LG’s digital TVs and computer display monitors  LG is one of the world’s largest TV manufacturers  Agreement reached through bilateral negotiation under InterDigital’s joint licensing program with Sony  Technologies covered include ATSC 3.0, Wi-Fi and certain video codecs  Catch-up revenue of $57 million to be recognized in Q1 7©2026 InterDigital, Inc. All Rights Reserved.

Financial Results vs. Outlook Q 4 ’ 2 5 R E S U L T S Q 4 ’ 2 5 O U T L O O K Revenue $158.2M $144M - $148M Adjusted EBITDAa $88.2M $68M - $76M Diluted EPS $1.20 $0.72 - $0.95 Non-GAAP EPSa $2.12 $1.38 - $1.63 aNon-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations, as well as our 2025 10-K for a sensitivity table showing the dilutive impact of our convertible notes. 8©2026 InterDigital, Inc. All Rights Reserved.

ARRa +24% YoY Q4’25 Results Q4’25 revenue included $12.6 million of catch-up revenue, compared with $135.8 million in Q4’24 The decline in catch-up revenue drove lower Revenue, Non-GAAP EPSb and Adjusted EBITDAb in Q4’25 ©2026 InterDigital, Inc. All Rights Reserved. 9 0 100 200 300 400 500 600 700 Q4 ‘24 Q4 ‘25 $395M $582M Ce, IoT/Auto Smartphone $253M $158M 0 100 200 300 Q4 ‘24 Q4 ‘25 Revenue <37> % YoY $198M $88M 78% 56% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 100 200 300 Q4 ‘24 Q4 ‘25 Adjusted EBITDAb <55%> YoY $5.15 $2.12 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 Q4 ‘24 Q4 ‘25 Non-GAAP EPSb <59%> YoY - - - - - -Adj EBITDA Marginb a Please see appendix for a description of this metric and how it is calculated b Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, as well as our 2025 10-K for a sensitivity table showing the dilutive impact of our convertible notes. $468M

 Revenue of $834 million  Annualized Recurring Revenuea (ARR) of $582 million, up 24% YoY  Record Adj. EBITDAb of $589 million  Adj. EBITDA marginb of 71%, up 8 ppt YoY  Record non-GAAP EPSb of $15.31  Record free cash flowb of $474 million  Cash balance of $1.2 billion  Return of capital of $169 million a Please see appendix for a description of this metric and how it is calculated b Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations, as well as our 2025 10-K for a sensitivity table showing the dilutive impact of our convertible notes©2026 InterDigital, Inc. All Rights Reserved. FY25 Financial Highlights 11

FY25 Business Highlights  Completed the most valuable license in our history with Samsung  Signed new license agreements with top-ten smartphone vendors vivo and Honor, as well as HP, the world’s largest PC manufacturer  Grew our patent portfolio 14% to ~38,000 granted patents and pending applications  Acquired video AI start-up Deep Render  Awarded injunctions against Disney by courts in Brazil and Germany  Appointed Julia Mattis to Chief Licensing Officer  Recognized by Fortune, Forbes, Newsweek and Time as one of America’s most successful companies 12©2026 InterDigital, Inc. All Rights Reserved.

ARRa +24% YoY FY25 Results FY25 revenue included $277.4 million of catch-up revenue, compared with $460.1 million in FY24 ©2026 InterDigital, Inc. All Rights Reserved. 13 0 100 200 300 400 500 600 700 FY24 FY25 $395M $582M Ce, IoT/Auto Smartphone $869M $834M 0 100 200 300 400 500 600 700 800 900 1,000 FY24 FY25 Revenue <4%> YoY $551M $589M 63% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 100 200 300 400 500 600 700 800 900 1,000 FY24 FY25 Adjusted EBITDAb +7% YoY $14.97 $15.31 0.0 5.0 10.0 15.0 20.0 FY24 FY25 Non-GAAP EPSb +2% YoY - - - - - -Adj EBITDA Marginb $468M a Please see appendix for a description of this metric and how it is calculated b Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, as well as our 2025 10-K for a sensitivity table showing the dilutive impact of our convertible notes.

Q1’26 and FY26 Outlook (as of February 5, 2026) 15 Q 1 ’ 2 6 O U T L O O K F Y 2 6 O U T L O O K Revenue $194M - $200M $675M - $775M Adjusted EBITDAa $101M - $110M $381M - $477M Diluted EPS $1.61 - $1.86 $5.77 - $8.51 Non-GAAP EPSa $2.39 - $2.68 $8.74 - $11.84 a Non-GAAP Measure / Please see appendix for GAAP to Non-GAAP reconciliations, as well as our 2025 10-K for a sensitivity table showing the dilutive impact of our convertible notes. The outlook for first quarter 2026 covers existing licenses and does not include any new agreements or enforcement action results we may sign or receive over the balance of the first quarter. The outlook for full year 2026 includes both existing licenses and the expected contributions from new agreements and/or enforcement actions we may receive over the balance of the year. ©2026 InterDigital, Inc. All Rights Reserved.

Upcoming Investor Events ©2025 InterDigital, Inc. All Rights Reserved. 16 March 18-19 Sidoti Conference Virtual March 23 Roth Conference Dana Point, CA

Premier Team Essential Technology Development Company Introduction Long-term Growth Strategy Accelerating Business Momentum 01 0304 0205 InterDigital Innovating Today, Empowering Tomorrow 18©2026 InterDigital, Inc. All Rights Reserved.

# InterDigital Pioneering Wireless, Video and AI Research

**HIGHLIGHTS**

**World-class team** Led by seasoned industry veterans

**Driving foundational research** in wireless, video & AI since 1972

**Industry-leading patents** Evergreen patent portfolio of ~38,000 assets

**Long-term customers** Subscription-like revenue, > $4.6B+ in TCV* added since the start of 2021

**Enabling ecosystem** Over two billion devices and $5.7T economic value annually

**2025 Financial Results**

| $834M | $15.31 | 71% | ~$1.2B |
|---|---|---|---|
| Revenue | Non-GAAP EPS[a] | Adj. EBITDA Margin[a] | Cash |

**KEY CUSTOMERS INCLUDE:** Apple, Samsung, Xiaomi, Lenovo, HP

*TCV = total contract value

[a] Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, as well as our 2025 10-K for a sensitivity table showing the dilutive impact of our convertible notes.

©2026 InterDigital, Inc. All Rights Reserved.
19

# World-Class Leadership Team

Decades of industry experience. Strong track record. Drive deep collaboration and superb execution



**Liren Chen**
CEO



**Rajesh Pankaj**
CTO



**Rich Brezski**
CFO



**Julia Mattis**
Chief Licensing Officer



**Ken Kaskoun**
Chief Growth Officer



**Skip Maloney**
Chief People Officer



**Joshua Schmidt**
Chief Legal Officer



**Robert S. Stien**
Chief Communications & Public Policy Officer

©2026 InterDigital, Inc. All Rights Reserved.

20

21©2026 InterDigital, Inc. All Rights Reserved. IP as a Service Business Model: A Virtuous Cycle of Innovation We are a foundational R&D company. We share our innovation through the standards process and monetize our technology through IP licensing. $ RESEARCH & INNOVATION PATENT PORTFOLIO LICENSING PRODUCT IMPLEMENTERS STANDARD DEVELOPMENT TECHNOLOGY SHARING

# We Focus on Foundational Technologies

We solve the most complex problems in the system.
The technology we created is broadly applicable to many industries



**WIRELESS**

Cellular wireless - 4G/5G/6G

WiFi and wireless local area networks



**VIDEO**

Video compression, transport and enhancement

Immersive media compression, transport and enhancement


AI

**AI**

AI/ML research to deliver next gen wireless and video technologies and services

AI/ML innovation to boost performance, save energy, and enable new use cases

Our research and patents in these areas underpin our business

©2026 InterDigital, Inc. All Rights Reserved.

22

23©2026 InterDigital, Inc. All Rights Reserved. InterDigital Tech Underpins Surging Mobile Traffic 2017 2022 2027 50 100 150 200 250 3000 10.8 EB 90.4 EB 282.8 EB Video Drives Surge in Mobile Data Traffic Estimated global media traffic by application category (in exabytes per month)* * One exabyte equals one million terabytes. Source: Ericsson Mobility Report Video Other

# Our Innovations Help Drive Video Codec Evolution



WICKED
FOR GOOD
Uncompressed: 11,600GB
Compressed
AVC: ~24 GB[1]
VP9: ~15 GB
HEVC: ~14 GB[1]
AV1: ~11 GB
VVC: ~9 GB[2]

**4K Movie**
130-Minute Run Time

[1] http://www.iam-media.com/litigation/what-will-tv-cost-you-putting-price-hevc-licences
[2] Approximated based on the result from 3GPP document https://www.3gpp.org/ftp/Specs/archive/26_series/26.955/26955-h00.zip
Source: Counterpoint, WINXDVD

©2026 InterDigital, Inc. All Rights Reserved.
24

# The Power of the Global Standards System



**CONSUMERS**

A global system of standards helps ensure interoperability



**IMPLEMENTERS**

Standards like 5G lower barriers to entry for new entrants into a market like smartphones and benefit from economies of scale



**OPERATORS AND SERVICE PROVIDERS**

Standards increase system capacity and lower the total cost of ownership

©2026 InterDigital, Inc. All Rights Reserved.

25

# InterDigital Drives Standard Development



### UNITING PRINCIPLES

Strong belief in global standards

Focus on technology merits and neutral on product implementation decisions



### STRONG LEADERSHIP

Participate in 100+ standard development organizations (SDO)

Hold more than 100 leadership positions in these SDOs



### BROAD COLLABORATIONS

Collaborate with many industry partners and leading universities

Our technologies benefit the whole eco-system: billions of devices and many cloud-based services each year

©2026 InterDigital, Inc. All Rights Reserved.
26

# We Have Many Standard Development Leadership Positions

## Video & AI Standards

ITU · MPEG JVT



**MPEG Green**
Chair



**Beyond VVC**
Co-Chair of
Two AHG



**Beyond VVC**
Co-Chair of
Two AHG

MPEG



**NNVC**
Co-Chair & SW Chair



**AI AHG**
Co-Chair
**AI-PCC**
Chair



**Haptic AHG**
Chair

Ultra HD Forum · SMPTE



**Ultra HD Forum Board Member**

**SMPTE**
25CSS & 32NF80 TLXDG
Committee Chair

DVB



**Steering Board Member**

ITU



**TSAG**
Vice Chair

**AI-Related Positions**

## Cellular, WiFi & AI Standards

3GPP



**RAN2**
Chair



**SA6**
Chair

ETSI



**ETSI Board Member**
ISAC ISG Chair



**Member**
FCC CSRIC IX – 6G
Security Working Group



**SAI**
Vice Chair

IEEE



**AIML Standing Committee**
Chair



**SA Board of Governors Policy & Procedures**
C/SAB Chair

atis · NEXT G ALLIANCE



**Steering Group Co-Chair**
Technology Roadmap Vice-Chair



**Policy Committee**
Vice Chair

IETF



**Internet WG**
Vice Chair

**Sphere of Influence Growing: More than 100 Leadership Positions in Wireless, Video & AI Standards**

©2026 InterDigital, Inc. All Rights Reserved.

27

# One Of Only Three Companies with Multiple 3GPP Chair Positions

## Radio Access Network (RAN)

| Working Group | Area | Company |
|---|---|---|
| WG1 | Radio Layer1 | 中国移动 China Mobile |
| **WG2** | **Radio Layer 2/3** | **interdigital.** |
| WG3 | Architecture & Related Network Interfaces | NOKIA |
| WG4 | Radio Performance & Protocol Aspects | |
| WG5 | Mobile Terminal Conformance Test | MOTOROLA MOBILITY |

## Services & System Aspects (SA)

| Working Group | Area | Company |
|---|---|---|
| WG1 | Services | T Deutsche Telekom |
| WG2 | System Architecture | SAMSUNG |
| WG3 | Security | SAMSUNG |
| WG4 | Codec | Tencent |
| WG5 | Telecom Management | HUAWEI |
| **WG6** | **Mission-critical Apps** | **interdigital.** |

## Core Network & Terminals (CT)

| Working Group | Area | Company |
|---|---|---|
| WG1 | User Equipment To Core Network Protocols | Qualcomm |
| WG3 | Interworking With External Networks | ERICSSON |
| WG4 | Core Network Protocols | 中国移动 China Mobile |
| WG6 | Smart Card Application Aspects | IDEMIA |

©2026 InterDigital, Inc. All Rights Reserved.

28

# InterDigital is a Recognized Global Innovation Leader

For the fourth year in a row, LexisNexis recognized InterDigital amongst the **World's 100 Most Innovative Businesses.**

Innovation Momentum 2025: The Global Top 100, **"represents the world's leading patent owners with the highest innovation momentum."**

**2022:**


LexisNexis
The 2022 Global Top 100

**2023:**


The 2023 Global Top 100

**2024:**


The 2024 Global Top 100

**2025:**



©2026 InterDigital, Inc. All Rights Reserved.
29

# Innovation Engine Fuels Evergreen IP Portfolio

Our patent portfolio **grew > 100%** between 2017 & 2025 with the **addition of video & DTV** related technologies and continuing growth of wireless assets

**2017:**

**~19,000 Assets**



**2025:**

**~38,000 Assets**



**Growing by about 7 new patents/day**

Cellular | WiFi | Video | Other

©2026 InterDigital, Inc. All Rights Reserved.

30

$0M $500M $1,000M $1,500M $2,000M $2,500M $3,000M $3,500M $4,000M $4,500M $5,000M ©2026 InterDigital, Inc. All Rights Reserved. Licensing Momentum Drives Total Contract Value (TCV) Growth More than 50 licenses with TCV > $4.6B closed since the start of 2021 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 32 2 0 2 6

©2026 InterDigital, Inc. All Rights Reserved. Licensing Success Drives ARRa Growth a Please see appendix for a description of this metric and how it is calculated 33 New Agreements and Renewals Drive Increase in ARRa $450M $500M $550M $600M $0M 2021 2022 2023 2024 2025 $406M $582M

$208M $255M $345M $551M $589M 49% 56% 63% 63% 71% 0% 10% 20% 30% 40% 50% 60% 70% 80% $0M $200M $400M $600M $800M $1,000M 2021 2022 2023 2024 2025 Strong Revenue Growth, Margins and Return of Capital Non-GAAP EPSa > 4X growth - - - - - -Adj EBITDA Margina Revenue ~2x growth Adjusted EBITDA ~3X growth a a Non-GAAP financial measure. Refer to non-GAAP reconciliation in appendix, as well as our 2025 10-K for a sensitivity table showing the dilutive impact of our convertible notes. $425M $458M $550M $869M $834M 2021 2022 2023 2024 2025 Return of Capital >$2B cumulative since 2011 $3.73 $5.08 $9.23 $14.97 $15.31 2021 2022 2023 2024 2025 $0M $500M $1,000M $1,500M $2,000M $2,500M 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 ©2026 InterDigital, Inc. All Rights Reserved. Repurchases Dividends 34

35©2026 InterDigital, Inc. All Rights Reserved. Recognized As One Of America’s Best Companies America’s Greatest Companies 2025 100 Fastest- Growing Compaines 2025 Newsweek Fortune Time Magazine America’s Growth Leaders 2025 Forbes America’s Best Mid-Cap Companies 2026 #1

37©2026 InterDigital, Inc. All Rights Reserved. Our Technologies Benefit the Economy and the World Source: GSMA The Mobile Economy 2024 5.6 billion people globally subscribed to a mobile service, including 4.7 billion who used the mobile internet Mobile technologies and services generate $5.7 trillion economic value, 5.4% of global GDP Enables 35 million jobs across the wider mobile ecosystem 5G is projected to add nearly $1 trillion to the global economy in 2030

# We Address Three Attractive Markets

| Market | 2025E TAM | '25 – '29E CAGR | Significant Customers | Key Market Dynamic |
|---|---|---|---|---|
| SMARTPHONES | ~1.2B Units (~$460B)[1] | ~2% | <10 | Increasing concentration of **top OEMs** |
| CE, IoT/AUTO | ~1.8B Units (~$440B)[2] | ~4% | ~100 | **Mix of mature and growth** with fragmentation across certain verticals |
| CONTENT & CLOUD SERVICES | ~$475B[3] | ~10% | <20 | **High growth** with increasing focus on profitability |

Sources: Counterpoint Research, Omdia
1 –Wholesale revenue
2 – CE and Cellular IoT only; Auto excluded
3 – SVoD + AVoD revenue

©2026 InterDigital, Inc. All Rights Reserved.

38

# Clear Pathway to Growth

**$1B+** ARR[a] Target | 2030


Q4-2025
2030
$491M
~$500M
(by 2027)
$91M
~$200M
$0
~$300M+

**SMARTPHONE**
Increase penetration
Enhance valuation during renewals

**CE, IOT/AUTO**
Increase penetration
Expand market coverage

**STREAMING & CLOUD SERVICES**
Grow video services licensing program

*a Please see appendix for a description of this metric and how it is calculated*

©2026 InterDigital, Inc. All Rights Reserved.

39

Strong Execution Drives High Penetration Primary Opportunity Licensed1 Long Tail 1. Lenovo in binding arbitration Licensing coverage: ~85% • Top 3 vendors under license until end of decade • 8 of top 10 under license • Large global market, projected at 2% CAGR thru ‘29 • Focus on driving higher value from key customers during renewal cycle 2 0 2 5 S M A R T P H O N E S H I P M E N T S : ~ 1 . 2 B Source: Counterpoint Research 40©2026 InterDigital, Inc. All Rights Reserved. 51% 28% 17% ~85% ~4% ~8% In Litigation

# Good Momentum in CE - Large Opportunity Remains

License coverage based on HEVC

## PCs & TABLETS: ~380M


~15%
~20%
~65%

## TVs: ~210M


~15%
~20%
~65%

Licensed | Primary Opportunity | Long Tail

Note: Figures represent 2025 estimated shipments
Source: Omdia

©2026 InterDigital, Inc. All Rights Reserved.

41

# Strong Growth Opportunity in Automotive and IoT



PASSENGER VEHICLE SHIPMENTS (M)
5G
4G
CAGR ~8%
~65
~85
~85% of 4G auto market licensed
5G auto market driving value growth
2025E
2029E



CELLULAR IOT SHIPMENTS (M)
Unaddressed
Addressed
CAGR ~10%
~550
~800
Consumer
Healthcare
Industrial IoT
Smart Cities
Energy & Utilities
Remote Monitoring
Retail & Payments
Transportation & Logistics
Automotive
2025E
2029E

Sources: Counterpoint Research, Omdia

©2026 InterDigital, Inc. All Rights Reserved.

42

43©2026 InterDigital, Inc. All Rights Reserved. SVoD and AVoD Are Our Initial Focus Source: Omdia 2025 TAM 2029 TAM TAM CAGR $305B$170B $205 B $170 B $160 B $18 B $21 B $5 B $6 B +12% +5% -1% SVoD AVoD GLOBAL PAY-TV VIDEO CONFERENCING CLOUD GAMING $475 B +4% +5%

44©2026 InterDigital, Inc. All Rights Reserved. Capital Allocation Priorities Strong cash flow maintains balance sheet strength, funds organic investment in research, and enables significant share reduction Maintain fortress balance sheet Financial strength is a strategic asset Organic investment in business Prioritize investment into research and IP portfolio Inorganic investment Opportunistic and strategic Return Excess cash to shareholders > $1.4B in share repurchases since ‘11 Dividend increase of 56% in 2025

45©2026 InterDigital, Inc. All Rights Reserved. Target Financial Model for 2030 60%+ Powerful Operating Leverage drives Adjusted EBITDA Marginb Target $1B+ ARRa 10%+ Annual Growth Target High Margin Drives Strong Cash Flow $600M+ Adjusted EBITDAb Target Well positioned to drive value going forward a Please see appendix for a description of this metric and how it is calculated b Non-GAAP financial measure. Refer to appendix. Calculated based on an assumed 60% Adjusted EBITDA margin.

46©2026 InterDigital, Inc. All Rights Reserved. Key Takeaways World-class leadership and functional teams across the board Accelerating momentum for R&I, standard development, patent portfolio creation and licensing driven by continuing investment and strong execution We have a clear strategy, a world-class team and the operational discipline to drive the growth of ARRa to $1B+ target by 2030 Our technologies are critical to devices and services of multiple industries, giving us large addressable markets a Please see appendix for a description of this metric and how it is calculated

48©2026 InterDigital, Inc. All Rights Reserved. Supplemental Metrics Annualized recurring revenue ("ARR") for any quarter is defined as total revenue for the quarter less catch-up revenue for the quarter, multiplied by four. Management believes ARR provides useful information about our financial performance, and our progress toward our 2030 targets. ARR is not a projection or forecast, and actual recurring revenue for any 12-month period will depend on a number of factors beyond our ability to predict or control, including those risks and uncertainties listed above. Additionally, ARR may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Adjusted EBITDA and Adjusted EBITDA margin are supplemental non-GAAP financial measures that InterDigital believes provide investors with important insight into the Company's ongoing business performance. InterDigital defines Adjusted EBITDA as net income attributable to InterDigital Inc. plus net loss attributable to non-controlling interest, income tax (provision) benefit, other income (expense) & interest expense, depreciation and amortization, share-based compensation, and other items. Other items include restructuring costs, impairment charges and other non-recurring items. Adjusted EBITDA margin is Adjusted EBITDA over total revenue. These non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is provided below. Free cash flow is a supplemental non-GAAP financial measure that InterDigital believes is helpful in evaluating the company’s ability to invest in its business, make strategic acquisitions and fund share repurchases, among other things. A limitation of the utility of free cash flow as a measure of financial performance is that it does not represent the total increase or decrease in the company’s cash balance for the period. InterDigital defines free cash flow as net cash provided by (used in) operating activities less purchases of property and equipment and capitalized patent costs. InterDigital’s computation of free cash flow might not be comparable to free cash flow reported by other companies. The presentation of free cash flow, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of free cash flow to net cash used in operating activities, the most directly comparable GAAP financial measure, is provided below. Non-GAAP net income, Non-GAAP earnings per share (“EPS”), and Non-GAAP weighted-average diluted shares are supplemental non-GAAP financial measures that InterDigital believes provides investors with important insight into the Company's ongoing business performance. InterDigital defines Non-GAAP net income as net income attributable to InterDigital, Inc. plus share-based compensation, acquisition related amortization, depreciation and amortization, restructuring costs, impairment charges and one-time adjustments, losses on extinguishments of long-term debt, the related income tax effect of the preceding items, and adjustments to income taxes. Non- GAAP EPS is defined as Non-GAAP net income divided by Non-GAAP weighted-average diluted shares, which adjusts the weighted average number of common shares outstanding for the dilutive effect of the Company's convertible notes, offset by our hedging arrangements. InterDigital’s computation of these non-GAAP financial measures might not be comparable to similarly named measures reported by other companies. The presentation of these financial measures, which are not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. A reconciliation of each of these metrics to its most directly comparable GAAP financial measure is provided below.

# Non-GAAP Reconciliation

| (In millions) | Full Year | | | | | Three Months Ended | | Outlook | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2021 | 2022 | 2023 | 2024 | 2025 | Q4'25 | Q4'24 | Q4'25 | Q1'26 | Full Year 2026 |
| **Net income attributable to InterDigital, Inc.** | **$ 55** | **$ 94** | **$ 214** | **$ 359** | **$ 407** | **$ 43** | **$ 133** | **$26 - $34** | **$57 - $66** | **$202 - $298** |
| Net loss attributable to non-controlling interest | (13) | (2) | (3) | - | - | - | - | - | - | - |
| Income tax (provision) benefit | 15 | 26 | 24 | 71 | 63 | 7 | 20 | 8 | 12 | 48 |
| Other income (expense) & interest expense | 14 | 33 | (13) | 10 | (9) | (2) | 9 | - | - | (4) |
| Depreciation and amortization | 78 | 79 | 78 | 70 | 78 | 20 | 18 | 21 | 19 | 80 |
| Share-based compensation | 29 | 22 | 36 | 46 | 43 | 13 | 18 | 11 | 12 | 52 |
| Other operating items | 30 | 3 | 10 | (4) | 7 | 8 | - | 2 | 1 | 3 |
| **Adjusted EBITDA** | **$ 208** | **$ 255** | **$ 345** | **$ 551** | **$ 589** | **$ 88** | **$ 198** | **$68 - $76** | **$101 - $110** | **$381 - $477** |
| | | | | | | | | | | |
| **Adjusted EBITDA Margin** | 49% | 56% | 63% | 63% | 71% | 56% | 78% | 49% | 54% | 59% |
| | | | | | | | | | | |
| Other Operating Items | | | | | | | | | | |
| Restructuring | $ 28 | $ 3 | $ - | $ - | $ - | $ - | $ - | $ - | $ - | $ - |
| Other non-cash charges | - | - | 3 | - | - | 1 | - | - | - | - |
| Non-Recurring Personnel-Related | 2 | - | - | - | 7 | 6 | - | 2 | 1 | 3 |
| Net Litigation Fee Reimbursement | - | - | 8 | (4) | - | 1 | - | - | - | - |
| **Total Other Operating Items** | **$ 30** | **$ 3** | **$ 10** | **$ (4)** | **$ 7** | **$ 8** | **$ -** | **$ 2** | **$ 1** | **$ 3** |
| | | | | | | | | | | |
| **Cash Flow Data:** | | | | | | | | | | |
| Net cash provided by operating activities | | | | | $ 544 | $ 63 | | | | |
| Purchases of property and equipment | | | | | (16) | - | | | | |
| Capitalized patent costs | | | | | (55) | (15) | | | | |
| **Free cash flow** | | | | | $ 474 | $ 48 | | | | |

**NOTE: Sums may not equal total due to rounding**

©2026 InterDigital, Inc. All Rights Reserved.

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# Non-GAAP Reconciliation

| | Full Year | | | | | Three Months Ended | | Outlook | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **(In millions, except per share data)** | 2021 | 2022 | 2023 | 2024 | 2025 | Q4'25 | Q4'24 | Q4'25 | Q1'26 | Full Year 2026 |
| **Net income attributable to InterDigital, Inc.** | **$ 55** | **$ 94** | **$ 214** | **$ 359** | **$ 407** | **$ 43** | **$ 133** | **$26 - $34** | **$57 - $66** | **$202 - $298** |
| Share-based compensation | 29 | 22 | 36 | 46 | 43 | 13 | 18 | 11 | 12 | 52 |
| Acquisition related amortization | 42 | 42 | 41 | 33 | 36 | 9 | 8 | 9 | 8 | 32 |
| Other operating items | 30 | 3 | 10 | (4) | 7 | 8 | - | 2 | 1 | 3 |
| Other non-operating items | (11) | 13 | (14) | (2) | - | - | - | - | - | - |
| Related income tax and noncontrolling interest effect of above items | (26) | (17) | (17) | (15) | (18) | (6) | (5) | (5) | (4) | (18) |
| Adjustments to income taxes | (2) | (2) | (16) | (7) | (10) | - | (3) | - | - | - |
| **Non-GAAP net income** | **$ 117** | **$ 155** | **$ 254** | **$ 409** | **$ 465** | **$ 66** | **$ 151** | **$43 - $51** | **$74 - $83** | **$271 - $367** |
| | | | | | | | | | | |
| **Weighted average diluted shares - GAAP** | 31.3 | 30.5 | 28.1 | 29.7 | 34.5 | 35.8 | 32.6 | 35.9 | 35.4 | 35.0 |
| Less: Dilutive impact of the Convertible Notes | - | - | 0.5 | 2.4 | 4.1 | 4.7 | 3.3 | 4.7 | 4.4 | 4.0 |
| **Weighted average diluted shares - Non-GAAP** | 31.3 | 30.5 | 27.6 | 27.3 | 30.4 | 31.1 | 29.2 | 31.2 | 31.0 | 31.0 |
| **Diluted EPS** | $ 1.77 | $ 3.07 | $ 7.62 | $ 12.07 | $ 11.80 | $ 1.20 | $ 4.09 | $0.72 - $0.95 | $1.61 - $1.86 | $5.77 - $8.51 |
| **Non-GAAP EPS** | $ 3.73 | $ 5.08 | $ 9.23 | $ 14.97 | $ 15.31 | $ 2.12 | $ 5.15 | $1.38 - $1.63 | $2.39 - $2.68 | $8.74 - $11.84 |
| | | | | | | | | | | |
| Other Operating Items | | | | | | | | | | |
| Restructuring | $ 28 | $ 3 | $ - | $ - | $ - | $ - | - | $ - | $ - | $ - |
| Other non-cash charges | - | - | 3 | - | 1 | 1 | - | - | - | - |
| Non-recurring personnel-related | 2 | - | - | - | 6 | 6 | - | 2 | 1 | 3 |
| Net litigation fee reimbursement | - | - | 8 | (4) | 1 | 1 | - | - | - | - |
| **Total Other Operating Items** | **$ 30** | **$ 3** | **$ 10** | **$ (4)** | **$ 7** | **$ 8** | **$ -** | **$ 2** | **$ 1** | **$ 3** |
| | | | | | | | | | | |
| Other Non-operating Items | | | | | | | | | | |
| Fair value changes | $ (9) | $ 2 | $ (10) | $ (2) | $ - | $ - | - | $ - | $ - | $ - |
| Loss on extinguishment of debt | - | 11 | - | - | - | - | - | - | - | - |
| Other non-cash charges | (2) | - | (4) | - | - | - | - | - | - | - |
| **Total Other Non-operating Items** | **$ (11)** | **$ 13** | **$ (14)** | **$ (2)** | **$ -** | **$ -** | **$ -** | **$ -** | **$ -** | **$ -** |

**NOTE: Sums may not equal total due to rounding**

©2026 InterDigital, Inc. All Rights Reserved.

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